                                                                      EXHIBIT 21


SUBSIDIARIES OF HOUSEHOLD INTERNATIONAL, INC.
---------------------------------------------
As of December 31, 2002, the following subsidiaries were directly or indirectly owned by the Registrant. Certain subsidiaries which in the aggregate do not constitute significant subsidiaries may be omitted.

                                                                                      %
                                                                                      Voting
                                                                                      Stock
                                                              Organized               Owned
                                                              Under                   By
Names of Subsidiaries                                         Laws of:                Parent
---------------------                                         ---------               ------
Household Investment Funding, Inc.                            Delaware                 100%
Household Aviation, LLC                                       Delaware                 N/A
Hamilton Investments, Inc.                                    Delaware                 100%
>Craig-Hallum Corporation                                     Delaware                 100%
>Renaissance Bankcard Services                                Oregon                   100%
>Renaissance Bankcard Services of Kentucky                    Kentucky                 100%
Household Bank, f.s.b.                                        California               100%
>Beneficial Retail Services, Inc.                             Delaware                 100%
>Housekey Financial Corporation                               Illinois                 100%
Beneficial Service Corporation                                Delaware                 100%
Beneficial Service Corporation of Delaware                    Delaware                 100%
Household Capital Corporation                                 Delaware                 100%
Household Finance Corporation                                 Delaware                 100%
>Household Bank (SB), N.A.                                    United States            100%
>>Household Card Funding Corporation                          Delaware                 100%
>>Household Receivables Funding Corporation                   Nevada                   100%
>>Household Receivables Funding Corporation II                Delaware                 100%
>>Household Receivables Funding, Inc.                         Delaware                 100%
>Household Mortgage Funding Corporation                       Delaware                 100%
>Household Mortgage Funding Corporation II                    Delaware                 100%
>Household Mortgage Funding Corporation III                   Delaware                 100%
>Household Funding (Jersey) Limited                           Jersey                   100%
>HRSI Funding, Inc. II                                        Delaware                 100%
>HRSI Funding, Inc. III                                       Delaware                 100%
>Household Affinity Funding Corporation II                    Delaware                 100%
>Household Affinity Funding Corporation III                   Delaware                 100%
>Household Receivables Funding, Inc. III                      Delaware                 100%
>Household Receivables Acquisition Company II                 Delaware                 100%
>>HRSI Funding, Inc. IV                                       Delaware                 100%
>HGF Leasing, Inc.                                            Delaware                 100%
>Beneficial Corporation                                       Delaware                 100%
>>Beneficial Finance Co.                                      Delaware                 100%
>>Beneficial Credit Corp.                                     Delaware                 100%
>>Guaranty and Indemnity Insurance Company                    Delaware                 100%
>>Bencharge Credit Service Holding Company                    Delaware                 100%
>>>Beneficial Credit Services Northeast, Inc.                 Delaware                 100%
>>>Household Payroll Services, Inc.                           Delaware                 100%
>>>Beneficial Credit Services of Connecticut Inc.             Delaware                 100%
>>>Beneficial Credit Services of Mississippi Inc.             Delaware                 100%
>>>Beneficial Credit Services of South Carolina Inc.          Delaware                 100%
>>>Beneficial Credit Services Inc.                            Delaware                 100%
>>Beneficial Alabama Inc.                                     Alabama                  100%
>>Beneficial Arizona Inc.                                     Delaware                 100%
>>Beneficial California Inc.                                  Delaware                 100%
>>Beneficial Colorado Inc.                                    Delaware                 100%
>>Beneficial Commercial Holding Corporation                   Delaware                 100%

>>>Beneficial Commercial Corporation                          Delaware                 100%
>>>>Beneficial Finance Leasing Corporation                    Delaware                 100%
>>>>Beneficial Leasing Group, Inc.                            Delaware                 100%
>>>>>Neil Corporation                                         Delaware                 100%
>>>>>Silliman Corporation                                     Delaware                 100%
>>Beneficial Connecticut Inc.                                 Delaware                 100%
>>Beneficial Consumer Discount Company                        Pennsylvania             100%
>>Beneficial Delaware Inc.                                    Delaware                 100%
>>Beneficial Discount Co. of Virginia                         Delaware                 100%
>>Beneficial Finance Co. of West Virginia                     Delaware                 100%
>>Beneficial Finance Services, Inc.                           Kansas                   100%
>>Beneficial Florida Inc.                                     Delaware                 100%
>>>Beneficial Mortgage Co. of Florida                         Delaware                 100%
>>Beneficial Georgia Inc.                                     Delaware                 100%
>>Beneficial Hawaii Inc.                                      Delaware                 100%
>>Beneficial Idaho Inc.                                       Delaware                 100%
>>Beneficial Illinois Inc.                                    Delaware                 100%
>>Beneficial Income Tax Service Holding Co., Inc.             Delaware                 100%
>>>Household Tax Masters Inc.                                 Delaware                 100%
>>>>Household Tax Masters Acquisition Corporation             Delaware                 100%
>>Beneficial Indiana Inc.                                     Delaware                 100%
>>Beneficial Investment Co.                                   Delaware                 100%
>>>Beneficial Credit Services of New York, Inc.               Delaware                 100%
>>>Beneficial New York Inc.                                   New York                 100%
>>>Beneficial Homeowner Service Corporation                   Delaware                 100%
>>Beneficial Iowa Inc.                                        Iowa                     100%
>>Beneficial Kansas Inc.                                      Kansas                   100%
>>Beneficial Kentucky Inc.                                    Delaware                 100%
>>Beneficial Land Company, Inc.                               New Jersey               100%
>>Beneficial Loan & Thrift Co.                                Minnesota                100%
>>Beneficial Louisiana Inc.                                   Delaware                 100%
>>Beneficial Maine Inc.                                       Delaware                 100%
>>Beneficial Management Corporation                           Delaware                 100%
>>>Beneficial Management Institute, Inc.                      New York                 100%
>>Beneficial Management Corporation of America                Delaware                 100%
>>>Beneficial Franchise Company Inc.                          Delaware                 100%
>>>>Beneficial Business Credit Corp.                          Delaware                 100%
>>>>Beneficial Mark Holding Inc.                              Delaware                 100%
>>>Beneficial Trademark Co.                                   Delaware                 100%
>>Beneficial Management Headquarters, Inc.                    New Jersey               100%
>>>Beneficial Facilities Corporation                          New Jersey               100%
>>Beneficial Maryland Inc.                                    Delaware                 100%
>>Beneficial Massachusetts Inc.                               Delaware                 100%
>>Beneficial Michigan Inc.                                    Delaware                 100%
>>Beneficial Mississippi Inc.                                 Delaware                 100%
>>Beneficial Missouri, Inc.                                   Delaware                 100%
>>Beneficial Montana Inc.                                     Delaware                 100%
>>Beneficial Mortgage Holding Company                         Delaware                 100%
>>>Beneficial Excess Servicing Inc.                           Delaware                 100%
>>>Beneficial Home Mortgage Loan Corp.                        Delaware                 100%
>>>Beneficial Mortgage Co. of Arizona                         Delaware                 100%
>>>Beneficial Mortgage Co. of Colorado                        Delaware                 100%
>>>Beneficial Mortgage Co. of Connecticut                     Delaware                 100%
>>>Beneficial Mortgage Co. of Georgia                         Delaware                 100%
>>>Beneficial Mortgage Co. of Idaho                           Delaware                 100%
>>>Beneficial Mortgage Co. of Indiana                         Delaware                 100%
>>>Beneficial Mortgage Co. of Kansas, Inc.                    Delaware                 100%
>>>Beneficial Mortgage Co. of Louisiana                       Delaware                 100%
>>>Beneficial Mortgage Co. of Maryland                        Delaware                 100%
>>>Beneficial Mortgage Co. of Massachusetts                   Delaware                 100%
>>>Beneficial Mortgage Co. of Mississippi                     Delaware                 100%

>>>Beneficial Mortgage Co. of Missouri, Inc.                  Delaware                 100%
>>>Beneficial Mortgage Co. of Nevada                          Delaware                 100%
>>>Beneficial Mortgage Co. of New Hampshire                   Delaware                 100%
>>>Beneficial Mortgage Co. of Oklahoma                        Delaware                 100%
>>>Beneficial Mortgage Co. of Rhode Island                    Delaware                 100%
>>>Beneficial Mortgage Co. of South Carolina                  Delaware                 100%
>>>Beneficial Mortgage Co. of Texas                           Delaware                 100%
>>>Beneficial Mortgage Co. of Utah                            Delaware                 100%
>>>Beneficial Mortgage Co. of Virginia                        Delaware                 100%
>>>>Beneficial Mortgage Co. of North Carolina                 Delaware                 100%
>>>>>Decision One Mortgage Company, LLC                       North Carolina           100%
>>Beneficial National Bank USA                                Delaware                 100%
>>>Beneficial Service Corporation of New Jersey               Delaware                 100%
>>Beneficial Nebraska Inc.                                    Nebraska                 100%
>>Beneficial Nevada Inc.                                      Delaware                 100%
>>Beneficial New Hampshire Inc.                               Delaware                 100%
>>Beneficial New Jersey Inc.                                  Delaware                 100%
>>Beneficial New Mexico Inc.                                  Delaware                 100%
>>Beneficial North Carolina Inc.                              Delaware                 100%
>>Beneficial Oklahoma Inc.                                    Delaware                 100%
>>Beneficial Oregon Inc.                                      Delaware                 100%
>>Beneficial Real Estate Company, Inc.                        New Jersey               100%
>>Beneficial Rhode Island Inc.                                Delaware                 100%
>>Beneficial South Carolina Inc.                              Delaware                 100%
>>Beneficial South Dakota Inc.                                Delaware                 100%
>>Beneficial Systems Development Corporation                  Delaware                 100%
>>Beneficial Technology Corporation                           Delaware                 100%
>>Beneficial Tennessee Inc.                                   Tennessee                100%
>>Beneficial Texas Inc.                                       Texas                    100%
>>Beneficial Utah Inc.                                        Delaware                 100%
>>Beneficial Vermont Inc.                                     Delaware                 100%
>>Beneficial Virginia Inc.                                    Delaware                 100%
>>Beneficial Washington Inc.                                  Delaware                 100%
>>Beneficial West Virginia, Inc.                              West Virginia            100%
>>Beneficial Wisconsin Inc.                                   Delaware                 100%
>>Beneficial Wyoming Inc.                                     Wyoming                  100%
>>Benevest Group Inc.                                         Delaware                 100%
>>>Benevest Service Company                                   Delaware                 100%
>>>Benevest Services, Inc.                                    Washington               100%
>>>Benevest Escrow Company                                    Delaware                 100%
>>BMC Holding Company                                         Delaware                 100%
>>>Beneficial Mortgage Corporation                            Delaware                 100%
>>>>Beneficial Mortgage Services, Inc.                        Delaware                 100%
>>Bon Secour Properties Inc.                                  Alabama                  100%
>>Capital Financial Services Inc.                             Nevada                   100%
>>Harbour Island Inc.                                         Florida                  100%
>>>Harbour Island Venture One, Inc.                           Florida                  100%
>>>Harbour Island Venture Three, Inc.                         Florida                  100%
>>>Harbour Island Venture Four, Inc.                          Florida                  100%
>>>Tampa Island Transit Company, Inc.                         Florida                  100%
>>Personal Mortgage Holding Company                           Delaware                 100%
>>>Personal Mortgage Corporation                              Delaware                 100%
>>Southern Trust Company                                      Delaware                 100%
>>Southwest Beneficial Finance, Inc.                          Illinois                 100%
>>Wasco Properties, Inc.                                      Delaware                 100%
>>>Beneficial Real Estate Joint Venture, Inc.                 Delaware                 100%
>>Alabama Properties                                          Delaware                 100%
>HFC Card Funding Corporation                                 Delaware                 100%
>HFC Funding Corporation                                      Delaware                 100%
>HFC Revolving Corporation                                    Delaware                 100%
>HFS Funding Corporation                                      Delaware                 100%

>Household Acquisition Corporation                            Delaware                 100%
>>HFTA Corporation                                            Delaware                 100%
>>>Pacific Agency, Inc.                                       Nevada                   100%
>>>HFTA Consumer Discount Company                             Pennsylvania             100%
>>>HFTA First Financial Corporation                           California               100%
>>>HFTA Second Corporation                                    Alabama                  100%
>>>HFTA Third Corporation                                     Delaware                 100%
>>>HFTA Fourth Corporation                                    Minnesota                100%
>>>HFTA Fifth Corporation                                     Nevada                   100%
>>>HFTA Sixth Corporation                                     Nevada                   100%
>>>HFTA Seventh Corporation                                   New Jersey               100%
>>>HFTA Eighth Corporation                                    Ohio                     100%
>>>HFTA Ninth Corporation                                     West Virginia            100%
>>>HFTA Tenth Corporation                                     Washington               100%
>>>Household Finance Corporation of Hawaii                    Hawaii                   100%
>>>Pacific Finance Loans                                      California               100%
>Household Automotive Finance Corporation                     Delaware                 100%
>>Household Automotive Credit Corporation                     Delaware                 100%
>>OFL-A Receivables Corp.                                     Delaware                 100%
>Household Auto Receivables Corporation                       Nevada                   100%
>Household Capital Markets, Inc.                              Delaware                 100%
>Household Card Services, Inc.                                Nevada                   100%
>Household Consumer Loan Corporation                          Nevada                   100%
>Household Consumer Loan Corporation II                       Delaware                 100%
>Household Corporation                                        Delaware                 100%
>Household Credit Services, Inc.                              Delaware                 100%
>>Household Credit Services Overseas, Inc.                                             100%
>>Household Superhighway, Inc.                                Delaware                 100%
>>Renaissance Recovery Services, Inc.                         Delaware                 100%
>Household Credit Services of Mexico, Inc.                    Delaware                 100%
>Household Financial Services, Inc.                           Delaware                 100%
>Household Group, Inc.                                        Delaware                 100%
>>N Q Pension Company                                         Delaware                 100%
>>Beneficial Loan Corporation of Kentucky                     Kentucky                 100%
>>Household Company of Maine                                  Maine                    100%
>>Household Life Insurance Co. of Arizona                     Arizona                  100%
>>Household Insurance Group Holding Company                   Delaware                 100%
>>>Household Life Insurance Company of Delaware               Delaware                 100%
>>>Household Insurance Agency, Inc.                           Michigan                 100%
>>>Household Insurance Agency, Inc.                           Nevada                   100%
>>>Wesco Insurance Company                                    Delaware                 100%
>>>>Southwest Texas General Agency, Inc.                      Texas                    100%
>>>Service General Insurance Company                          Ohio                     100%
>>>>Beneficial Ohio Inc.                                      Delaware                 100%
>>>>Service Management Corporation                            Ohio                     100%
>>>>>B.I.G. Insurance Agency, Inc.                            Ohio                     100%
>>>BFC Agency, Inc.                                           Delaware                 100%
>>>BFC Insurance Agency of Nevada                             Nevada                   100%
>>>Beneficial Direct, Inc.                                    New Jersey               100%
>>>Household Insurance Group, Inc.                            Delaware                 100%
>>>Service Administrators, Inc. (USA)                         Colorado                 100%
>>>Household Life Insurance Company                           Michigan                 100%
>>>>First Central National Life Insurance Company of New York New York                 100%
>>>Arcadia Insurance Administrators, Inc.                     Delaware                 100%
>>AHLIC Investment Holdings Corporation                       Delaware                 100%
>>Cal-Pacific Services, Inc.                                  California               100%
>>HFS Investments, Inc.                                       Nevada                   100%
>>>JV Mortgage Capital, Inc.                                  Delaware                  50%
>>>>JV Mortgage Capital, L.P.                                 Delaware                50.5%
>>>>>JV Mortgage Capital Consumer Discount Company            Pennsylvania             100%
>>Household Business Services, Inc.                           Delaware                 100%

>>>Financial Network Alliance, L.L.P.                         Illinois                  50%
>>>>FNA Consumer Discount Company                             Pennsylvania             100%
>>Household Commercial Financial Services, Inc.               Delaware                 100%
>>>The Generra Company                                        Delaware                 100%
>>>Business Realty Inc.                                       Delaware                 100%
>>>>Business Lakeview, Inc.                                   Delaware                 100%
>>>Capital Graphics, Inc.                                     Delaware                 100%
>>>HCFS Business Equipment Corporation                        Delaware                 100%
>>>HFC Commercial Realty, Inc.                                Delaware                 100%
>>>>PPSG Corporation                                          Delaware                 100%
>>>>G.C. Center, Inc.                                         Delaware                 100%
>>>>Com Realty, Inc.                                          Delaware                 100%
>>>>>Lighthouse Property Corporation                          Delaware                 100%
>>>>Household OPEB I, Inc.                                    Illinois                 100%
>>>HFC Leasing, Inc.                                          Delaware                 100%
>>>>First HFC Leasing Corporation                             Delaware                 100%
>>>>Second HFC Leasing Corporation                            Delaware                 100%
>>>>Valley Properties Corporation                             Tennessee                100%
>>>>Fifth HFC Leasing Corporation                             Delaware                 100%
>>>>Sixth HFC Leasing Corporation                             Delaware                 100%
>>>>Seventh HFC Leasing Corporation                           Delaware                 100%
>>>>Eighth HFC Leasing Corporation                            Delaware                 100%
>>>>Tenth HFC Leasing Corporation                             Delaware                 100%
>>>>Eleventh HFC Leasing Corporation                          Delaware                 100%
>>>>Thirteenth HFC Leasing Corporation                        Delaware                 100%
>>>>Fourteenth HFC Leasing Corporation                        Delaware                 100%
>>>>Seventeenth HFC Leasing Corporation                       Delaware                 100%
>>>>Nineteenth HFC Leasing Corporation                        Delaware                 100%
>>>>Twenty-second HFC Leasing Corporation                     Delaware                 100%
>>>>Twenty-sixth HFC Leasing Corporation                      Delaware                 100%
>>>>Beaver Valley, Inc.                                       Delaware                 100%
>>>>Hull 752 Corporation                                      Delaware                 100%
>>>>Hull 753 Corporation                                      Delaware                 100%
>>>>Third HFC Leasing Corporation                             Delaware                 100%
>>>>>Macray Corporation                                       California               100%
>>>>Fourth HFC Leasing Corporation                            Delaware                 100%
>>>>>Pargen Corporation                                       California               100%
>>>>Fifteenth HFC Leasing Corporation                         Delaware                 100%
>>>>>Hull Fifty Corporation                                   Delaware                 100%
>>>HFC Retail Credit Services, Inc.                           Delaware                 100%
>>>Household Capital Investment Corporation                   Delaware                 100%
>>>>Old K & B Corporation                                     Michigan                94.4%
>>>Household Commercial of California, Inc.                   California               100%
>>>>Overseas Leasing Two FSC, Ltd.                            Bermuda                  100%
>>>>Overseas Leasing Four FSC, Ltd.                           Bermuda                  100%
>>>>Overseas Leasing Five FSC, Ltd.                           Bermuda                  100%
>>>>Amstelveen FSC, Ltd.                                      Bermuda                  100%
>>>>Night Watch FSC, Ltd.                                     Bermuda                  100%
>>>>Real Estate Collateral Management Company                 Delaware                 100%
>>>OLC, Inc.                                                  Rhode Island             100%
>>>>OPI, Inc.                                                 Virginia                 100%
>>Household Finance Consumer Discount Company                 Pennsylvania             100%
>>Household Finance Corporation II                            Delaware                 100%
>>Household Finance Corporation of Alabama                    Alabama                  100%
>>Household Finance Corporation of California                 Delaware                 100%
>>Household Finance Corporation of Nevada                     Delaware                 100%
>>>Household Finance Realty Corporation of New York           Delaware                 100%
>>Household Finance Corporation of West Virginia              West Virginia            100%
>>Household Finance Industrial Loan Company                   Washington               100%
>>Household Finance Industrial Loan Company of Iowa           Iowa                     100%
>>Household Finance Realty Corporation of Nevada              Delaware                 100%

>>>Household Finance Corporation III                          Delaware                 100%
>>>>HFC Agency of Connecticut, Inc.                           Connecticut              100%
>>>>HFC Agency of Michigan, Inc.                              Michigan                 100%
>>>>HFC Agency of Missouri, Inc.                              Missouri                 100%
>>>>Household Realty Corporation                              Delaware                 100%
>>>>>Overseas Leasing One FSC, Ltd.                           Bermuda                  100%
>>>Household Retail Services, Inc.                            Delaware                 100%
>>>>HRSI Funding, Inc.                                        Nevada                   100%
>>Household Financial Center Inc.                             Tennessee                100%
>>Household Industrial Finance Company                        Minnesota                100%
>>Household Industrial Loan Co. of Kentucky                   Kentucky                 100%
>>Household Recovery Services Corporation                     Delaware                 100%
>>Household Relocation Management, Inc.                       Illinois                 100%
>>Household Servicing, Inc.                                   Delaware                 100%
>>Mortgage One Corporation                                    Delaware                 100%
>>Mortgage Two Corporation                                    Delaware                 100%
>>Sixty-First HFC Leasing Corporation                         Delaware                 100%
>Household Pooling Corporation                                Nevada                   100%
>Household Receivables Acquisition Company                    Delaware                 100%
>Household REIT Corporation                                   Nevada                   100%
Household Financial Group, Ltd.                               Delaware                 100%
Household Global Funding, Inc.                                Delaware                 100%
>Household Overseas Limited                                   England                  100%
>>Household International Netherlands B.V.                    Netherlands              100%
>Beneficial Premium Services Limited                          England                  100%
>Beneficial Limited                                           England                 99.9%
>Extracard Corp.                                              Delaware                 100%
>Household Ireland (Holdings), Inc.                           Delaware                 100%
>>BFC Ireland (Holdings) Limited                              Ireland                  100%
>>>BFC Insurance (Life) Limited                               Ireland                  100%
>>>BFC Insurance Limited                                      Ireland                  100%
>>>BFC Reinsurance Limited                                    Ireland                  100%
>>>BFC Pension Plan (Ireland) Limited                         Ireland                  100%
>Household International Europe Limited                       England                  100%
>>Beneficial Finance a.s.                                     Czech Republic           100%
>>Household (Jersey) Limited                                  Jersey                   100%
>>Beneficial (Hungary) Financial Services Limited             Hungary                  100%
>>HFC Financial Services Holdings (Ireland) Limited           Ireland                  100%
>>D.L.R.S. Limited                                            England                  100%
>>HFC Bank plc                                                England                  100%
>>>Beneficial Financial Services Limited                      England                  100%
>>>Beneficial Leasing Limited                                 England                  100%
>>>Beneficial Trust Investments Limited                       England                  100%
>>>Beneficial Trust Nominees Limited                          England                  100%
>>>Endeavour Personal Finance Limited                         England                  100%
>>>Security Trust Limited                                     England                  100%
>>>Sterling Credit Limited                                    England                  100%
>>>Sterling Credit Management Limited                         England                  100%
>>>The Loan Corporation Limited                               England                  100%
>>>HFC Pension Plan (Ireland) Limited                         Ireland                  100%
>>>Hamilton Financial Planning Services Ltd.                  England                  100%
>>>Hamilton Insurance Company Limited                         England                  100%
>>>Hamilton Life Assurance Company Limited                    England                  100%
>>>HFC Pension Plan Limited                                   England                  100%
>>>Household Funding plc                                      England                  100%
>>>Household Investments Limited                              England                  100%
>>>Household Leasing Limited                                  England                  100%
>>>Household Management Corporation Limited                   England and Wales        100%
>>>Household Computer Services Limited                        England                  100%
>>>Household Finance Limited                                  England                  100%
>>>First Finance Brokers Limited                              England                  100%



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
>>>The Beneficial Building Company Limited                    England                  100%
>>>Beneficial Data Systems Limited                            England                  100%
>>>Beneficial Financing Limited                               England                  100%
>>>Sterling Mortgages Limited                                 England                  100%
>Household Financial Corporation Limited                      Ontario                  100%
>>Household Realty Corporation (1997) Limited                 British Columbia         100%
>>Household Finance Corporation of Canada                     Canada                   100%
>>Household Realty Corporation Limited                        Ontario                  100%
>>Household Trust Company                                     Canada                   100%
>>Household Financial Corporation Inc.                        Ontario                  100%
Household Reinsurance Ltd.                                    Bermuda                  100%
